UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

May 07, 2004
(Date of earliest event reported)

ACME Communications, Inc.
(Exact name of registrant as specified in its charter)

DE	000-27105	33-0866283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 E. Fourth St. Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   714-245-9499

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated May 07, 2004

Item 12. Results of Operations and Financial Condition.

On May 07, 2004 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated here in by reference.

Exhibit Index
99.1	Press release dated May 07, 2004

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACME Communications, Inc. (Registrant)
May 07, 2004 (Date)	/s/ THOMAS D. ALLEN Thomas D. Allen Executive Vice President and Chief Financial Officer